                                  AMENDMENT TO
                            CONSULTING AGREEMENT WITH
                         CABLEVISION SYSTEMS CORPORATION


     THIS AMENDMENT, made as of the 28th day of November 1994, by and between CABLEVISION SYSTEMS CORPORATION, a Delaware corporation (hereinafter the "Corporation"), and John Tatta (hereinafter "Tatta").

                              W I T N E S S E T H:

     WHEREAS, the Corporation and Tatta entered into a Consulting Agreement on June 25, 1991 (the "Agreement");

     WHEREAS, the Corporation and Tatta wish to renew the Agreement and to modify the provisions regarding life insurance coverage;

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Agreement is hereby renewed for an additional three-year period, commencing as of January 27, 1995 and continuing for a period of three (3) years thereafter, upon all the same terms and conditions as set forth in the Agreement, except as modified hereby.

     2. Tatta agrees to name the Corporation as the beneficiary of the universal life insurance policies with Mutual Benefit Life on the life of Tatta owned by the Corporation (the "Mutual Benefit policies"). At the request of the Corporation, Tatta will assign all his right, title and interest in the Mutual Benefit policies to the Corporation.

     3. The Agreement is amended by deleting Paragraphs 8(b) and 8(c), and replacing them with the following new Paragraph 8(b):

     "(b) The Corporation will maintain the life insurance policy with New York Life obtained by the Corporation on the lives of Tatta and his wife, Anne Tatta. During the lives of Tatta and his wife, the Corporation shall pay the annual premium necessary to maintain such policy at its current face amount, it being understood that the cost thereof shall be considered by the Corporation as compensation to Tatta hereunder."

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and month and year first above written.

                         CABLEVISION SYSTEMS CORPORATION



                         By:___________________________
                            Charles F. Dolan
                            Chairman and Chief
                            Executive Officer



                         ______________________________
                              John Tatta